EXHIBIT 32.1

CERTIFICATION FURNISHED PURSUANT TO
SECURITIES EXCHANGE ACT RULE 13a-14(b)
 OR RULE 15d-14(b) AND 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of the Tennessee Valley Authority (the “Company”) for the year ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William D. Johnson, President and Chief Executive Officer of the Company, certify, for the purposes of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William D. Johnson____________
William D. Johnson
President and Chief Executive Officer
November 14, 2017